SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 14, 2007

PUBLIC SERVICE COMPANY OF OKLAHOMA
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3146	73-0410895
(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On November 14, 2007, Public Service Company of Oklahoma (the “Company”) issued debt securities pursuant to an Underwriting Agreement with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC (collectively, the “Underwriters”), relating to the offering and sale by the Company of $250,000,000 of its 6.625% Senior Notes Series G, due 2037 (the “Notes”).

Item 9.01.           Financial Statements and Exhibits

(c)                Exhibits

1(a)	Underwriting Agreement, dated November 8, 2007, between the Company and the Underwriters, in connection with the sale of the Notes.

4(a)	Seventh Supplemental Indenture, dated as of November 14, 2007, between the Company and The Bank of New York, as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC SERVICE COMPANY OF OKLAHOMA

By: /s/ Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title: Assistant Secretary

November 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

1(a)	Underwriting Agreement, dated November 8, 2007, between the Company and the Underwriters, in connection with the sale of the Notes.

4(a)	Seventh Supplemental Indenture, dated as of November 14, 2007, between the Company and The Bank of New York, as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.